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                                                                Agency Agreement

                                             Perpetual Trustees Victoria Limited

                                 Interstar Securitisation Management Pty Limited

                                    Interstar Securities (Australia) Pty Limited

                                         [The Bank of New York, New York Branch]

                                                     Interstar Millennium Trusts

                                       Interstar Millennium Series 2003-3G Trust

                                                          Allens Arthur Robinson
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                               Sydney  NSW  2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333

                                       (C) Copyright Allens Arthur Robinson 2003

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Agency Agreement                                   [ALLENS ARTHUR ROBINSON LOGO]

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Table of Contents

1.    Definitions and Interpretation                                                             2
      1.1     Definitions                                                                        2
      1.2     Definitions in Master Trust Deed, Series Notice, Note Trust Deed and Conditions    3
      1.3     Interpretation                                                                     3
      1.4     Document or agreement                                                              3
      1.5     Transaction Document                                                               4
      1.6     Trustee as trustee                                                                 4

2.    Appointment of Paying Agents                                                               4

3.    Payment                                                                                    5
      3.1     Payment by Trustee                                                                 5
      3.2     Confirmation                                                                       5
      3.3     Payments by Paying Agents                                                          5
      3.4     Method of Payment - Global Notes                                                   5
      3.5     Method of payment - Definitive Notes                                               6
      3.6     Late payment                                                                       6
      3.7     Notice of non-receipt                                                              7
      3.8     Reimbursement                                                                      7
      3.9     Method of payment                                                                  7
      3.10    No fee                                                                             8
      3.11    Trust                                                                              8

4.    Repayment                                                                                  8

5.    Appointment of the Calculation Agent                                                       8

6.    Duties of the Calculation Agent                                                            9

7.    Note Trustee                                                                              10

8.    Early redemption of Non-A$ Notes                                                          11

9.    Pro Rata Redemption, Purchases and Cancellation of Notes                                  11

10.   Notices to Non-A$ Noteholders                                                             15

11.   Documents and forms                                                                       15

12.   Authentication                                                                            16

13.   Indemnity                                                                                 16

14.   The Note Register                                                                         17
      14.1    Appointment of Note Registrar                                                     17
      14.2    Details to be kept on the Note Register                                           17
      14.3    Payments of Principal and Interest                                                17
      14.4    Place of keeping Register, copies and access                                      18
      14.5    Details on Note Register conclusive                                               18
      14.6    Alteration of details on Note Register                                            18
      14.7    Rectification of Note Register                                                    18
      14.8    Correctness of Note Register                                                      19


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
15.   Changes of Note Registrar                                                                 19
      15.1    Removal                                                                           19
      15.2    Resignation                                                                       19
      15.3    Limitation                                                                        19
      15.4    Successor to Note Registrar                                                       19

16.   General                                                                                   20
      16.1    Meetings of Non-A$ Noteholders                                                    20
      16.2    Agency                                                                            20
      16.3    Identity                                                                          20
      16.4    No set-off                                                                        21
      16.5    Reliance                                                                          21
      16.6    Entitled to deal                                                                  21
      16.7    Consultation                                                                      21
      16.8    Duties                                                                            22

17.   Changes in Paying Agents and Calculation Agent                                            22
      17.1     Removal                                                                          22
      17.2     Resignation                                                                      23
      17.3     Limitation                                                                       23
      17.4     Delivery of amounts                                                              23
      17.5     Successor Paying Agents                                                          24
      17.6     Successor to Calculation Agent                                                   24
      17.7     Notice to Non-A$ Noteholders                                                     25
      17.8     Change in Paying Office or Specified Office                                      25

18.   Fees and expenses                                                                         26

19.   Waivers, remedies cumulative                                                              26

20.   Severability of provisions                                                                27

21.   Assignments                                                                               27

22.   Notices                                                                                   27
      22.1    General                                                                           27
      22.2    Details                                                                           27
      22.3    Communication through Principal Paying Agent                                      30

23.   Limited recourse                                                                          30
      23.1    General                                                                           30
      23.2    Liability of Trustee limited to its right to indemnity                            30
      23.3    Unrestricted remedies                                                             31
      23.4    Restricted remedies                                                               31

24.   Counterparts                                                                              32

25.   Governing law                                                                             32

26.   Successor trustee                                                                         32


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Agency Agreement                                   [ALLENS ARTHUR ROBINSON LOGO]

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Date                                                                        2003

Parties

     1. Perpetual Trustees Victoria Limited (ABN 47 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria in its capacity as trustee of Interstar Millennium Series 2003-3G Trust (the Trustee);

     2. Interstar Securitisation Management Pty Limited (ABN 56 100 346 898) of Level 28, 367 Collins Street, Melbourne, Victoria in its capacity as Trust Manager (the Trust Manager);

     3. Interstar Securities (Australia) Pty Limited (ABN 72 087 271 109) of Level 31, 367 Collins Street, Melbourne, Victoria in its capacity as Servicer (the Servicer); and

     4. [The Bank of New York, New York Branch] as principal paying agent for the Non-A$ Notes described below (the Principal Paying Agent, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement) and as trustee for the Non-A$ Noteholders (the Note Trustee, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed) and as calculation agent in relation to the Non-A$ Notes described below (the Calculation Agent, which expression shall, wherever the context requires, include any successor reference agent from time to time) and as note registrar in relation to the Non-A$ Notes described below (the Note Registrar, which expression shall, wherever the context requires, include any successor note registrar from time to time under this agreement).

Recitals

     A The Trustee proposes to issue US$[500,000,000] of Class A2 Mortgage Backed Floating Rate Notes and US$[*] of Class B1 Mortgage Backed Floating Rate Notes (the US$ Notes) and (euro)[*] of Class A3 Mortgage Backed Floating Rate Notes (the Class A3 Notes and, together with the US$ Notes, the Non-A$ Notes).

     B The US$ Notes, upon original issue, will be issued in the form of a Class A2 Global Note (in the case of the Class A2 Notes) and a Class B1 Global Note (in the case of the Class B1 Notes). The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of each Global Note for US$ Notes to the Principal Paying Agent, as agent for the relevant Clearing Agency. Each Global Note for US$ Notes shall initially be registered on the Note Register in the name of Cede & Co, as nominee of DTC, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such US$ Note, except as provided in the Note Trust Deed.

     C The Class A3 Notes will be represented initially by the Temporary Class A3 Global Note. Interests in the Temporary Class A3 Global Note will be exchangeable (provided that certification of non-US beneficial ownership has been received by the Principal Paying


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          Agent) 40 days after the Closing Date for the Permanent Class A3
          Global Note in accordance with the terms of the Temporary Class A3 Global Note. The Temporary Class A3 Global Note will be deposited on the date of this agreement with the common depository for each of Euroclear and Clearstream, Luxembourg, for the respective accounts of Euroclear and Clearstream, Luxembourg. The Class A3 Notes so represented shall be credited to the respective accounts of the Class A3 Noteholders. The Permanent Class A3 Global Note will be deposited on the date of this agreement with the common depository for each of Euroclear and Clearstream, Luxembourg, to be held for exchange (in whole or in part) from the Temporary Class A3 Global Note in accordance with the terms of the Temporary Class A3 Global Note. The Global Notes for Class A3 Notes will be exchangeable for Class A3 Notes in definitive form with Coupons and Talons, in the circumstances specified in those Global Notes.

     D The Non-A$ Notes will be constituted by the Note Trust Deed, the Series Notice and the Master Trust Deed.

     E    The Non-A$ Notes will be secured on the terms of the Security Trust
          Deed.

     F The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Non-A$ Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

     G The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Non-A$ Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

     H The Trustee wishes to appoint the Note Registrar as note registrar in respect of the US$ Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

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IT IS AGREED as follows.

1.   Definitions and Interpretation
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1.1  Definitions

     The following definitions apply unless the context requires otherwise.

     Determination Date means, in relation to a Payment Date, the date which is 4 Business Days before that Payment Date.

     Master Trust Deed means the Master Trust Deed for the Interstar Millennium Trusts dated 2 December 1999 between the Trustee as trustee and Interstar Securities (Australia) Pty Limited.

     Notice of Creation of Trust means the Notice of Creation of Trust dated [*] 2003 issued under the Master Trust Deed in relation to the Trust.


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     Paying Agent means any person for the time being appointed as a Paying
     Agent under this agreement and includes the Principal Paying Agent.

     Paying Office means, in relation to a Paying Agent and any Non-A$ Notes, the office of the Paying Agent specified in those Non-A$ Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of those Non-A$ Notes or Coupons (if any) will be made as changed from time to time in accordance with this agreement.

     Series Notice means the Series Notice dated on or about the date of this agreement relating to the Trust.

     Specified Office means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement.

     Trust means the trust known as the Interstar Millennium Series 2003-3G Trust established under the Notice of Creation of Trust, the Master Trust Deed and the Series Notice.

1.2 Definitions in Master Trust Deed, Series Notice, Note Trust Deed and Conditions

     (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice), the Series Notice, the Note Trust Deed and the relevant Conditions (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

     (b) If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

          (i)  definition in this agreement;

          (ii) definition in the Series Notice;

          (iii) definition in the Master Trust Deed;

          (iv) definition in the Note Trust Deed;

          (v)  definition in the relevant Conditions.

1.3  Interpretation

     Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

     (a) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

     (b) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

     (c) all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.4  Document or agreement

     A reference to:


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     (a)  an agreement includes a Security Interest, guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

     (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

     A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5  Transaction Document

     This agreement is a Transaction Document for the purposes of the Master Trust Deed.

1.6  Trustee as trustee

     (a)  In this agreement, except where provided to the contrary:

          (i) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

          (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.

     (b) The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).

2.   Appointment of Paying Agents
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     (a)  Subject to the terms of this agreement, the Trustee (acting on the direction of the Trust Manager) appoints the Principal Paying Agent as its principal paying agent and each other Paying Agent as its paying agent, for making payments in respect of the Non-A$ Notes in accordance with the Transaction Documents and the relevant Conditions at their respective Paying Offices. The Principal Paying Agent and each other Paying Agent appointed under this agreement accepts such appointment.

     (b) Except in clause 17 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

     (c) If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

     (d)  It is acknowledged and agreed that:

          (i) subject to clause 7, each of the Principal Paying Agent and each other Paying Agent is the agent of the Trustee in its capacity as trustee of the Trust only; and

          (ii) despite anything else in this agreement, any other Transaction Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Principal Paying Agent or any other Paying Agent.


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3.   Payment
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3.1  Payment by Trustee

     The Trustee shall, with the assistance of and at the direction of the Trust Manager, not later than 10.00 am (New York time) (in respect of US$ Notes) and [10.00am] ([London] time) (in respect of Class A3 Notes) on each Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent the amount in US$ (in respect of US$ Notes) and the amount in Euros (in respect of Class A3 Notes) as may be required (after taking account of any cash then held by the Principal Paying Agent and available for the purpose) to be made on that Payment Date under the Series Notice and the relevant Conditions.

3.2  Confirmation

     Not later than 4.00 pm (Sydney time) on each Determination Date, the Trust Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of each Class of Non-A$ Notes on the Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Trust Manager on its behalf shall also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3  Payments by Paying Agents

     Subject to payment being duly made as provided in clause 3.1 (or the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying Agents shall pay or cause to be paid on behalf of the Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the Non-A$ Notes in accordance with the Series Notice and the relevant Conditions.

3.4  Method of Payment - Global Notes

     (a) The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due and received by it in respect of Non-A$ Notes represented by a Global Note to be made to the relevant Common Depository for credit to the account of the persons appearing from time to time in the records of the relevant Common Depository as account holders with respect to, and whilst any of the relevant Non-A$ Notes are represented by, a Global Note.

     (b)  In relation to the Class A3 Notes:

          (i) after making a payment in respect of a Class A3 Note under paragraph (a), the Principal Paying Agent shall cause the schedule to the relevant Class A3 Global Note to be annotated so as to evidence the amount and date of that payment. If the amount of principal or interest (as the case may be) then due for payment in respect of a Class A3 Global Note is not paid in full, the Principal Paying Agent shall cause a record of that shortfall to be made on the schedule to the relevant Global Note;

          (ii) an annotation of the Principal Paying Agent or of the relevant Common Depository under paragraph (b)(i) shall be sufficient evidence (unless the contrary is proved) of the relevant payments having been made or not made; and


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          (iii) any payment in respect of the Class A3 Global Notes will only be made to the extent that certification of non-U.S. beneficial ownership (in the form of Exhibit A to the Temporary Class A3 Global Note) has been previously received by the Principal Paying Agent from Euroclear or Clearstream, Luxembourg (as appropriate).

3.5  Method of payment - Definitive Notes

     (a) Payments of principal or interest on the Definitive Notes shall be made in accordance with the relevant Conditions and the Series Notice.

     (b) If a Definitive Note for a Class A3 Note is issued and the amount of the principal or interest (as the case may be) then due for payment on that Class A3 Note or any relevant Coupon is not paid in full (including by reason of a deduction or withholding), the Paying Agent to whom that Class A3 Note or Coupon is presented shall enface that Class A3 Note or Coupon with a memorandum of the amount paid and the date of that payment.

3.6  Late payment

     (a) If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying Agent shall:

          (i) in the case of any payment in respect of the US$ Notes made on or prior to 1.00pm (New York time) on a Payment Date, make payments required to be made by it in respect of the US$ Notes as provided in this clause 3 (other than clause 3.6(a)(ii));

          (ii) in the case of any payment in respect of the US$ Notes made after 1.00pm (New York time) on a Payment Date, make payments required to be made by it in respect of the US$ Notes on the next Business Day occurring after that Payment Date and otherwise as provided in this clause 3;

          (iii) in the case of any payment in respect of the Class A3 Notes or Coupons made on or prior to [1.00pm] ([London] time) on a Payment Date, make payments required to be made by it in respect of the Class A3 Notes or Coupons as provided in this clause 3 (other than clause 3.6(a)(iv)); and

          (iv) in the case of any payment in respect of the Class A3 Notes or Coupons made after [1.00pm] ([London] time) on a Payment Date, make payments required to be made by it in respect of the Class A3 Notes or Coupons on the next Business Day occurring after that Payment Date and otherwise as provided in this clause 3.

          However, unless and until the full amount of any payment in respect of the Non-A$ Notes required to be made under the Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

     (b) If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any Non-A$ Note or Coupon in accordance with the Series Notice and the relevant Conditions, but receives the full amount later, it shall:

          (i) forthwith upon full receipt notify the other Paying Agents (if any), the Trustee, the Note Trustee, the Security Trustee and the Trust Manager; and


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          (ii) as soon as practicable after such full receipt give due notice, in accordance with the relevant Condition 12 (unless the Note Trustee agrees otherwise), to the Non-A$ Noteholders that it has received the full amount.

3.7  Notice of non-receipt

     The Principal Paying Agent shall immediately notify by telex or facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and the relevant Conditions in respect of the Non-A$ Note or any Coupon is not unconditionally received by it or to its order in accordance with this agreement.

3.8  Reimbursement

     The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Series Notice and the relevant Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents (if any) and payment to the Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.9  Method of payment

     (a) All sums payable by the Trustee to the Principal Paying Agent under this agreement in respect of US$ Notes or US$ Noteholders shall, unless otherwise provided by and subject to a Currency Swap, be paid by the relevant Currency Swap Provider on behalf of the Trustee in US$ to the bank account as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held on account for payment to the US$ Noteholders and, failing that, payment within the designated periods of prescription specified in the relevant Condition 8, or upon the bankruptcy, insolvency, winding up or liquidation of the Principal Paying Agent or default being made by the Principal Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this agreement, for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Principal Paying Agent shall, promptly after each Payment Date, confirm to the Trustee, in accordance with clause 22, that the Principal Paying Agent has paid the relevant amount to the Common Depository. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

     (b) All sums payable by the Trustee to the Principal Paying Agent under this agreement in respect of Class A3 Notes or Class A3 Noteholders shall, unless otherwise provided by and subject to a Currency Swap, be paid by the relevant Currency Swap Provider on behalf of the Trustee in Euros to the bank account as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held on account for payment to the Class A3 Noteholders and, failing that, payment within the designated periods of prescription specified in the relevant Condition 8, or upon the bankruptcy, insolvency, winding up or liquidation of the Principal Paying Agent or default being made


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          by the Principal Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this agreement, for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Principal Paying Agent shall, promptly after each Payment Date, confirm to the Trustee, in accordance with clause 22, that the Principal Paying Agent has paid the relevant amount to the Common Depository. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

     (c) Subject to the terms of this agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the accounts referred to in paragraph (a) and paragraph
          (b) and it need not segregate such sums from other amounts held by it, except as required by law.

3.10 No fee

     No Paying Agent will charge any commission or fee in relation to any amount received or payment made under this agreement or, if Talons have been printed, exchanges of Talons for Coupons.

3.11 Trust

     The Principal Paying Agent shall hold on trust for the Note Trustee and the Non-A$ Noteholders all sums held by it for the payment of principal and interest with respect to the Non-A$ Notes until all relevant sums are paid to the Note Trustee or the Non-A$ Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

4.   Repayment
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     (a)  Immediately on any entitlement to receive principal or interest under any Non-A$ Note or Coupon becoming void under the relevant Conditions, the Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement under any Non-A$ Note or Coupon (as the case may be) became void.

     (b) Despite paragraph (a) the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee by the Trustee remain unpaid.

5.   Appointment of the Calculation Agent
--------------------------------------------------------------------------------

     (a) The Trustee (acting on the direction of the Trust Manager) appoints the Calculation Agent as its reference agent in respect of the Non-A$ Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

     (b)  It is acknowledged and agreed that:


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          (i)  the Calculation Agent is the agent of the Trustee in its capacity as trustee of the Trust only, and

          (ii) despite anything else in this agreement, any other Transaction Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Calculation Agent.

6.   Duties of the Calculation Agent
--------------------------------------------------------------------------------

     (a) The Calculation Agent shall, in relation to Non-A$ Notes, until their final maturity or such earlier date on which the Non-A$ Notes are due and payable in full and in either case until the Trustee has paid all amounts due in relation to the Non-A$ Notes to the Principal Paying Agent or, if applicable, the Note Trustee:

          (i) perform such duties at its Specified Office as are set forth in this agreement and in the relevant Conditions and any other duties which are reasonably incidental at the request of the Trustee, the Trust Manager, the Note Trustee or the Principal Paying Agent;

          (ii) determine LIBOR for each Interest Period for the US$ Notes, and calculate the relevant Interest and the Interest Rate on the US$ Notes in each Class of US$ Notes, in the manner set out in the relevant Condition 4 and confirm with each Currency Swap Provider (using the contact details notified by each Currency Swap Provider to the Calculation Agent) that the LIBOR determined under this agreement is the same as the LIBOR determined by that Currency Swap Provider under the relevant Currency Swap;

          (iii) determine EURIBOR for each Interest Period for the Class A3 Notes, and calculate the relevant Interest and the Interest Rate on the Class A3 Notes, in the manner set out in the relevant Condition 4 and confirm with the Currency Swap Provider under the Class A3 Currency Swap (using the contact details notified by that Currency Swap Provider to the Calculation Agent) that the EURIBOR determined under this agreement is the same as the EURIBOR determined by that Currency Swap Provider under the Class A3 Currency Swap; and

          (iv) notify the Trustee, the Trust Manager, the Note Trustee, the Paying Agents and each Currency Swap Provider by telex or facsimile transmission on or as soon as possible after the first day of that Interest Period, of the Interest Rate and the Interest so determined by it in relation to that Interest Period and each Class of Non-A$ Notes, specifying to those parties the rates upon which they are based and (where relevant) the names of the banks quoting those rates.

     (b) The Trust Manager on behalf of the Trustee shall cause the Interest and the Interest Rates applicable to each Class of Non-A$ Notes for each Interest Period together with the relevant Payment Date, to be published (subject to clause 23, on behalf of and at the expense of the Trustee) in accordance with the provisions of the relevant Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Interest Period unless the Note Trustee otherwise agrees, provided that the Trustee, the Calculation Agent and the Note Trustee shall co-operate with the Trust Manager in order to effect that publication.


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     (c)  The Interest and Interest Rate for each Class of Non-A$ Notes and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Non-A$ Noteholders in the event of an amendment of the Interest Period.

     (d) If the Calculation Agent at any time for any reason does not determine the Interest Rate for or calculate the Interest payable on a Non-A$ Note, the Trust Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Trust Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it reasonably considers fair and reasonable in all the circumstances.

     (e) If the Trust Manager does not at any time for any reason determine a Principal Payment or the Principal Amount applicable to a Non-A$ Note in accordance with the Transaction Documents, the Principal Payment and the Principal Amount shall be determined by the Calculation Agent in accordance with the Transaction Documents (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust Manager. The Calculation Agent may appoint any person as its agent for the purpose of making any such calculation or determination.

7.   Note Trustee
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     At any time after an Event of Default has occurred in relation to a Non-A$
     Note or at any time after Definitive Notes or Coupons or Talons relating to those Definitive Notes have not been issued when required in accordance with the provisions of the Transaction Documents, the Note Trustee may:

     (a) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents (if any) and the Calculation Agent, require the Principal Paying Agent, the other Paying Agents and the Calculation Agent either:

          (i) to act as Principal Paying Agent, Paying Agent and Calculation Agent respectively of the Note Trustee on the terms of this agreement in relation to payments to be made by or on behalf of the Trustee under the terms of the Note Trust Deed, except that the Note Trustee's liability under any provisions for the indemnification of the Calculation Agent and the Paying Agents shall be limited to any amount for the time being held by the Note Trustee on the trusts of the Note Trust Deed and which is available to be applied by the Note Trustee for that purpose; and

          (ii) to hold all Definitive Notes, Coupons and Talons and all amounts, documents and records held by them in respect of the Non-A$ Notes, Coupons and Talons on behalf of the Note Trustee; or

          (iii) to deliver up all Definitive Notes, Coupons and Talons and all amounts, documents and records held by them in respect of the Non-A$ Notes, Coupons and Talons to the Note Trustee or as the Note Trustee directs in that notice, other than any documents or records which such Paying Agent or Calculation Agent (as the case may be) is obliged not to release by any law or regulation; and


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     (b)  by notice in writing to the Trustee require it to make all subsequent payments in respect of the Non-A$ Notes to or to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn, clause 2.3 of the Note Trust Deed shall not apply.

     A payment by the Trustee of its payment obligations on each Payment Date under the Series Notice and the relevant Conditions to the Note Trustee in accordance with paragraph (b) shall be a good discharge to the Trustee to the extent of such payment.

8.   Early redemption of Non-A$ Notes
--------------------------------------------------------------------------------

     (a) If the Trustee intends to redeem all (but not some only) of the Non-A$ Notes prior to their Maturity Date pursuant to the relevant Condition 5(g) or 5(h) (which it may only do at the direction of the Trust Manager), the Trust Manager shall give not less than 5 days' prior notice to the Principal Paying Agent and the Note Trustee before giving the requisite period of notice to the Non-A$ Noteholders in accordance with the relevant Condition 5(g) or 5(h) (as the case may be) and stating the Payment Date on which such Non-A$ Notes are to be redeemed.

     (b) The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

          (i) notify each Common Depository of the proposed redemption, specifying:

               (A) the aggregate Principal Amount of Non-A$ Notes to be redeemed;

               (B) the amount of principal to be repaid in relation to each Non-A$ Note; and

               (C)  the date on which the Non-A$ Notes are to be redeemed; and

          (ii) promptly and in accordance with the relevant Conditions on behalf of and, subject to clause 23, at the expense of the Trustee publish the notices required in connection with that redemption.

9.   Pro Rata Redemption, Purchases and Cancellation of Notes
--------------------------------------------------------------------------------

     (a) If the Trustee is required to redeem the Non-A$ Notes prior to their Maturity Date pursuant to the relevant Condition 5(a) the Trust Manager shall give 2 days prior notice to the Calculation Agent, the Principal Paying Agent and the Note Trustee, as provided in the relevant Condition 5.

     (b) On receipt of a notice under paragraph (a), the Principal Paying Agent shall notify each Common Depository of the proposed redemption, specifying in each case the aggregate Principal Amount of the Non-A$ Notes to be redeemed and the date on which such Non-A$ Notes are to be redeemed.

     (c) The Trust Manager shall, on (or as soon as practicable after) each Determination Date, calculate:

          (i) the amount of principal to be repaid in respect of each Non-A$ Note due on the Payment Date next following that Determination Date; and


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          (ii) the Principal Amount of each Non-A$ Note on the first day of the next following Interest Period for the Non-A$ Notes (after deducting any principal due to be made on the next Payment Date),

          and shall forthwith notify or cause to be notified to the Trustee, the Calculation Agent, the Note Trustee, the Principal Paying Agent and each Currency Swap Provider of each of those determinations in accordance with the Series Notice. On receipt of that notice, the Principal Paying Agent shall give a copy of that notice to each Common Depository.

     (d) The Trust Manager will immediately cause details of each determination under paragraph (c) to be published in accordance with the relevant Condition 12 at least one Business Day before the relevant Payment Date.

     (e) If no principal is due to be repaid on the Class A2 Notes, the Class A3 Notes or the Class B1 Notes on any Payment Date, the Trust Manager shall give notice or shall cause a notice to this effect to be given to the Class A2 Noteholders, the Class A3 Noteholders or the Class B1 Noteholders (as the case may be) in accordance with the relevant Condition 12.

     (f) If any Notes are redeemed in whole or in part in accordance with the relevant Conditions and the Transaction Documents, the Principal Paying Agent will:

          (i) if any Class A2 Global Note or Class B1 Global Note is still outstanding, cause the Note Registrar to record all relevant details in the Note Register; and

          (ii) if any Class A3 Global Note is still outstanding, cause the relevant Common Depository to record all relevant details on the schedule to any such Global Note.

     (g) All Definitive Notes for the Class A3 Notes which are redeemed in their entirety (but not partial redemptions in accordance with the relevant Condition 5(a)), together with any unmatured or unused Coupons or Talons attached to, or surrendered with, those Definitive Notes at the time of redemption or presentation, and all Coupons which are paid and all Talons which are exchanged for further Coupons shall be forthwith cancelled by perforation by the Paying Agent by or through which they are redeemed, paid or exchanged. If that Paying Agent is not the Principal Paying Agent, that Paying Agent shall promptly give all relevant details and forward the cancelled Definitive Notes, Coupons and Talons to the Principal Paying Agent.

     (h) The Principal Paying Agent shall as soon as possible, and in any event within 70 days after the date of any redemption, presentation or payment of Definitive Notes for the Class A3 Notes, furnish to each of the Trustee, the Trust Manager and the Note Trustee a certificate stating:

          (i) the aggregate Principal Amount of Definitive Notes for the Class A3 Notes which have been redeemed in full and the aggregate amounts in respect of Coupons which have been paid or, as the case may require, the aggregate amounts of principal and interest paid in respect of the Class A3 Global Notes;

          (ii) the serial numbers of those Definitive Notes;

          (iii) the total number by Maturity Date of relevant Coupons;

          (iv) the aggregate Principal Amounts of Definitive Notes for the Class A3 Notes


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               which have been surrendered and replaced, the serial numbers of those Definitive Notes and the total number by Maturity Date of Coupons which have been surrendered and replaced; and

          (v)  the total number of Talons which have been exchanged.

     (i) Unless otherwise previously instructed by the Trustee or the Trust Manager, the Principal Paying Agent shall destroy any cancelled Definitive Notes for the Class A3 Notes, Coupons and Talons in its possession and furnish each of the Trustee, the Trust Manager and the Note Trustee with a destruction certificate which lists the serial numbers of those Definitive Notes in numerical sequence and gives particulars of the Coupons and Talons attached to or surrendered with those Definitive Notes and shall, in the case of Coupons which are destroyed, show the total number by Maturity Date of those Coupons and the aggregate amount paid in respect of those Coupons.

     (j)  The Principal Paying Agent shall:

          (i)  keep a full and complete record of:

               (A) all Definitive Notes, Coupons and Talons issued (other than the serial numbers of Coupons);

               (B) the redemption, purchase, cancellation, payment, exchange, surrender for replacement or destruction of all Definitive Notes, Coupons or Talons; and

               (C) all replacement Definitive Notes, Coupons or Talons issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive Notes, Coupons or Talons;

          (ii) in respect of Coupons of each Maturity Date, retain until the expiry of five years (in the case of Interest Coupons) and ten years (in the case of Principal Coupons) after that Maturity Date either a list of all paid Coupons with that Maturity Date or a record of the total number of Coupons with that Maturity Date still remaining unpaid;

          (iii) in respect of Coupons and Talons in place of which replacement Coupons or Talons have been issued, and Coupons or Talons which have become void, retain a record of the serial numbers of those Coupons and Talons; and

          (iv) make those records available at all reasonable times to the Trustee, the Trust Manager and the Note Trustee.

     (k) The Trust Manager shall, where Definitive Notes for the Class A3 Notes, Coupons or Talons have been issued, cause a sufficient quantity of additional Definitive Notes for the Class A3 Notes, Coupons and Talons to be made available, upon request by the Principal Paying Agent, for the purpose of issuing replacement Definitive Notes, Coupons and Talons as provided below.

     (l) The Principal Paying Agent shall, subject to and in accordance with the Conditions for the Class A3 Notes, the Transaction Documents and this clause, issue any replacement Definitive Notes for the Class A3 Notes, Coupons or Talons in place of Definitive Notes for the Class A3 Notes or Coupons or Talons which have been lost, stolen, mutilated, defaced or destroyed.


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     (m)  The Principal Paying Agent shall, subject to and in accordance with the Conditions for the Class A3 Notes and the Transaction Documents, issue Coupons in exchange for Talons.

     (n) In the case of a mutilated or defaced Definitive Note for a Class A3 Note, the Principal Paying Agent shall ensure that (unless otherwise covered by an indemnity and/or security as the Trustee or Trust Manager may require) any replacement Definitive Note will only have attached to it Coupons and a Talon corresponding to those attached to the mutilated or defaced Definitive Note which is presented for replacement.

     (o) The Principal Paying Agent shall not issue any replacement Definitive Note for a Class A3 Note, Coupon or Talon unless and until the relevant applicant has:

          (i) paid all costs (including the fees and costs of the Principal Paying Agent and of any Paying Agent through which the replacement Definitive Note, Coupon or Talon is issued) as may be incurred in connection with that replacement;

          (ii) in the case of a lost, stolen, defaced or destroyed Definitive Note, Coupon or Talon, furnished the Principal Paying Agent with any evidence (including evidence as to the serial number of the Definitive Note, Coupon or Talon in question) and indemnity in respect of that loss, theft, defacement or destruction as the Trustee or the Trust Manager and the Principal Paying Agent may reasonably require; and

          (iii) in the case of a mutilated or defaced Definitive Note, Coupon or Talon, surrendered to the Principal Paying Agent the mutilated or defaced Definitive Note, Coupon or Talon which is to be replaced.

     (p) The Principal Paying Agent shall cancel any mutilated or defaced Definitive Note for a Class A3 Note, Coupon or Talon replaced under this clause and shall furnish the Trustee, the Trust Manager and the Note Trustee, on the first day of each month, with a certificate stating the serial numbers of Definitive Notes for Class A3 Notes, Coupons and Talons cancelled during that month. Unless otherwise previously instructed by the Trustee or the Trust Manager, the Principal Paying Agent shall destroy any cancelled Definitive Notes for the Class A3 Notes, Coupons and Talons and furnish the Trustee, the Trust Manager and the Note Trustee with a destruction certificate containing the information specified in paragraph (i).

     (q) The Principal Paying Agent shall, on issuing any replacement Definitive Note for a Class A3 Note, Coupon or Talon, forthwith inform each of the other Paying Agents, the Trustee, the Trust Manager and the Note Trustee of the Principal Amount and the serial number of that replacement Definitive Note, Coupon or Talon issued and the serial number of the Definitive Note, Coupon or Talon in place of which the replacement Definitive Note, Coupon or Talon has been issued.

     (r) Whenever any Definitive Note for a Class A3 Note, Coupon or Talon which is alleged to have been lost, stolen or destroyed (and in replacement for which a new Definitive Note, Coupon or Talon has been issued) is presented to any Paying Agent for payment or for the delivery of additional Coupons, the Paying Agent to which that Definitive Note, Coupon or Talon is presented shall immediately notify the Trustee, the Trust Manager, the Note Trustee and (if presentation is not made to the Principal Paying Agent) the Principal Paying


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          Agent. The Principal Paying Agent shall, on receipt of that notice or
          (as the case may be) on presentation of the Definitive Note for the Class A3 Note, Coupon or Talon to it and after consultation with the Trustee, take appropriate steps (subject to being indemnified to its reasonable satisfaction as to cost) to recover the amount covered by the indemnity with respect to the allegedly lost, stolen or destroyed Definitive Note, Coupon or Talon. The Principal Paying Agent shall account to the Trustee for any amount so collected.

     (s) No replacement Definitive Note for a Class A3 Note, Coupon or Talon shall be delivered in the United States.

     The Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and the Note Trustee a certificate setting out the aggregate Principal Amount of Non-A$ Notes which have been redeemed or the aggregate Principal Amount of Non-A$ Notes which have been purchased. If the Principal Amount of a Global Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Global Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Trust Manager and the Note Trustee.

10.  Notices to Non-A$ Noteholders
--------------------------------------------------------------------------------

     (a) Subject to clause 23, at the request and expense of the Trustee, the Principal Paying Agent shall arrange for the publication of all notices to Non-A$ Noteholders in accordance with the relevant Conditions.

     (b) The Principal Paying Agent shall promptly send to the Note Trustee one copy of the form of every notice given to Non-A$ Noteholders in accordance with the relevant Condition 12.

11.  Documents and forms
--------------------------------------------------------------------------------

     (a) The Trust Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

          (i) sufficient copies of all documents required by the relevant Conditions or the Note Trust Deed to be available to Non-A$ Noteholders for issue or inspection (including the Note Trust Deed, the Master Trust Deed and the Series Notice);

          (ii) in the event of a meeting of Non-A$ Noteholders being called, forms of voting certificates and block voting instructions, together with instructions from the Trustee (those instructions having previously been approved by the Note Trustee) as to the manner of completing, dealing with and recording the issue of such forms; and

          (iii) if Definitive Notes, Coupons or Talons are issued, specimens of those Definitive Notes, Coupons and Talons.

     (b) The Trust Manager and the Trustee shall provide to the Calculation Agent such documents as the Calculation Agent may reasonably require from the Trust Manager or the Trustee (and in the case of the Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the Non-A$ Notes.


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12.  Authentication
--------------------------------------------------------------------------------

     The Principal Paying Agent shall authenticate or cause to be authenticated the Global Notes and (if required) the Definitive Notes (whether on initial issue or on replacement).

13.  Indemnity
--------------------------------------------------------------------------------

     (a) Subject to paragraph (b) and clause 23, the Trustee shall indemnify each Paying Agent, the Note Registrar and the Calculation Agent against any loss, damages, proceeding, liability, cost, claim, action, demand or expense (in this clause 13, each, an Expense) which a Paying Agent, the Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against such Paying Agent, the Note Registrar or the Calculation Agent (as the case may be), as a result of or in connection with such Paying Agent's, the Note Registrar's or the Calculation Agent's, as the case may be, appointment or the exercise of such Paying Agent's, the Note Registrar's or the Calculation Agent's, as the case may be, powers and performance of such Paying Agent's, the Note Registrar or the Calculation Agent's, as the case may be, duties under this agreement, notwithstanding the resignation or removal of that Paying Agent, the Note Registrar or the Calculation Agent in accordance with clause 15 or clause 17 (including any liability in respect of payment of a cheque drawn by that Paying Agent where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

     (b) The indemnity in paragraph (a) applies to any Expense of a Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) only:

          (i) to the extent the Expense does not result from the breach by the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) of the terms of this agreement or from the Paying Agent's, the Note Registrar's or the Calculation Agent's (as the case may be) own fraud, wilful misconduct, gross negligence or bad faith or that of its directors, officers or employees or servants;

          (ii) if and whenever the Trustee or the Trust Manager so requires, the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) takes any actions or proceedings under the control and at the expense of the Trustee as the Trustee may reasonably require to avoid, resist or compromise that Expense.

     (c) Each of the Calculation Agent, the Note Registrar and each Paying Agent severally indemnifies the Trustee and the Trust Manager against any Expense which the Trustee or the Trust Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the Note Registrar or the Paying Agent (as the case may be) of the terms of this agreement or its own fraud, wilful misconduct, gross negligence or bad faith or that of its directors, officers or employees or servants, including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.


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14.  The Note Register
--------------------------------------------------------------------------------

14.1 Appointment of Note Registrar

     The Trustee appoints [The Bank of New York, New York Branch] to be the initial Note Registrar. [The Bank of New York, New York Branch] accepts that appointment.

14.2 Details to be kept on the Note Register

     The Note Registrar shall keep the Note Register with respect to the Trust in accordance with the Note Trust Deed, on which shall be entered the following information relating to the Trust:

     (a)  (name) the name of the Trust;

     (b)  (creation) the date of the creation of the Trust;

     (c) (Issue Dates) the Issue Dates for US$ Notes issued in relation to the Trust;

     (d) (Initial Principal Amount) the total Initial Principal Amount of each Class of US$ Notes issued on each such Issue Date;

     (e) (Principal Amount) the Principal Amount of each US$ Note from time to time;

     (f)  (details of Noteholders) the name and address of each US$ Noteholder;

     (g)  (number of Notes) the number of US$ Notes held by each US$ Noteholder;

     (h) (date of entry) the date on which a person was entered as the holder of US$ Notes;

     (i) (date of cessation) the date on which a person ceased to be a US$ Noteholder;

     (j) (account) the account to which any payments due to a US$ Noteholder are to be made (if applicable);

     (k)  (payments) a record of each payment in respect of the US$ Notes; and

     (l)  (additional information) such other information as:

          (i)  is required by the Series Notice;

          (ii) the Note Registrar considers necessary or desirable; or

          (iii) the Trust Manager or the Trustee reasonably requires in writing with respect to US$ Notes.

14.3 Payments of Principal and Interest

     (a) Any payment of principal or interest on any US$ Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Principal Amount of the US$ Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

     (b) If the amount of principal or interest (as the case may be) due for payment on any US$ Note is not paid in full (including by reason of a deduction or withholding) the Note Registrar shall endorse a record of that shortfall on the Note Register.


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14.4 Place of keeping Register, copies and access

     The Note Register shall be:

     (a) (place kept) kept at the principal office of the Note Registrar or at such place as the Trustee, the Trust Manager and the Note Registrar may agree;

     (b) (access to Trust Manager and Auditor) open to the Trustee, the Trust Manager and the Auditor of the Trust to inspect during normal business hours;

     (c) (inspection by US$ Noteholders) open for inspection by a US$ Noteholder during normal business hours but only in respect of information relating to that US$ Noteholder; and

     (d) (not for copying) not available to be copied by any person (other than the Trustee or the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

14.5 Details on Note Register conclusive

     (a) (Reliance on Register) The Trustee shall be entitled to rely on the Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

     (b) (No trusts etc) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any US$ Notes and the Trustee shall be entitled to recognise a US$ Noteholder as the absolute owner of US$ Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any US$ Notes unless ordered by a court or required by statute.

14.6 Alteration of details on Note Register

     On the Note Registrar being notified of any change of name or address or payment or other details of a US$ Noteholder by the US$ Noteholder, the Note Registrar shall alter the Note Register accordingly.

14.7 Rectification of Note Register

     If:

     (a)  an entry is omitted from the Note Register;

     (b) an entry is made in the Note Register otherwise than in accordance with this agreement;

     (c)  an entry wrongly exists in the Note Register;

     (d)  there is an error or defect in any entry in the Note Register; or

     (e) default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of US$ Notes,

     the Note Registrar may rectify the same.


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14.8 Correctness of Note Register

     The Note Registrar shall not be liable for any mistake, error or omission on the Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, wilful misconduct, gross negligence or bad faith.

15.  Changes of Note Registrar
--------------------------------------------------------------------------------

15.1 Removal

     The Trustee (or the Trust Manager on its behalf after advising the Trustee) may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

15.2 Resignation

     Subject to this clause 15, the Note Registrar may resign its appointment at any time by giving to the Trustee, the Trust Manager and the Note Trustee not less than 60 days written notice to that effect.

15.3 Limitation

     Despite clauses 15.1 and 15.2:

     (a) no resignation by or termination of the appointment of the Note Registrar shall take effect until a new Note Registrar approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

     (b) the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

15.4 Successor to Note Registrar

     (a) On the execution by the Trustee, the Trust Manager and any successor Note Registrar of an instrument effecting the appointment of that successor Note Registrar, that successor Note Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Registrar is appointed.

     (b)  Any corporation:

          (i)  into which the Note Registrar is merged;

          (ii) with which the Note Registrar is consolidated;

          (iii) resulting from any merger or consolidation to which the Note Registrar is a party;


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          (iv) to which the Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to the Note Registrar shall be references to that corporation.

16.  General
--------------------------------------------------------------------------------

16.1 Meetings of Non-A$ Noteholders

     In the event of a meeting of the Non-A$ Noteholders (including an adjourned meeting), the Principal Paying Agent shall issue voting certificates and block voting instructions and otherwise act as provided in the Note Trust Deed. Each Paying Agent will:

     (a) keep a full and complete record of all voting certificates and/or block voting instructions issued by it; and

     (b) deliver to the Trustee, the Trust Manager and the Note Trustee not later than 48 hours before the time appointed for holding that meeting full particulars of all voting certificates and block voting instructions issued by it in respect of that meeting.

16.2 Agency

     Subject to any other provision of this agreement including, without limitation, clause 7, each Paying Agent, the Calculation Agent and the Note Registrar shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Non-A$ Notes, Coupons and Talons and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

16.3 Identity

     Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

     (a)  who is:

          (i) while a Class A2 Global Note or Class B1 Global Note remains outstanding, the registered owner of that Global Note; and

          (ii) while a Class A3 Global Note remains outstanding, the bearer of that Global Note,

          as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of a Common Depository as the holder of any Non-A$ Note represented by a Global Note shall be entitled to receive from:

          (iii) while a Class A2 Global Note or a Class B1 Global Note remains outstanding, the registered owner of that Global Note; and


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          (iv) while a Class A3 Global Note remains outstanding, the bearer of that Global Note,

          any payment so made in accordance with the respective rules and procedures of that Common Depository and on the terms and subject to the conditions of that Global Note;

     (b)  who:

          (i)  in the case of a US$ Note, is the registered owner; and

          (ii) in the case of a Class A3 Note, the bearer,

          of any Definitive Note as the absolute owner or owners of that Definitive Note (whether or not that Definitive Note is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

     (c) who, when a Global Note is no longer outstanding but Definitive Notes in respect of the Non-A$ Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant Non-A$ Noteholders, and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

16.4 No set-off

     No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the Non-A$ Notes in respect of moneys payable by it under this agreement.

16.5 Reliance

     Each of the Calculation Agent, the Note Registrar and the Paying Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Trust Manager or in reliance upon any Non-A$ Note, Coupon or Talon or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

16.6 Entitled to deal

     None of the Calculation Agent, the Note Registrar or the Paying Agents or any director or officer of the same shall be precluded from acquiring, holding or dealing in any Non-A$ Notes, Coupon or Talons or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Trustee, the Trust Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever shall any Paying Agent, the Note Registrar or the Calculation Agent be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Non-A$ Notes for any profit made or fees or commissions received in connection with this agreement or any Non-A$ Notes.

16.7 Consultation

     Each of the Calculation Agent, the Note Registrar and the Paying Agents may consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the Trust Manager, the relevant Paying Agent, the Note Registrar or the Calculation Agent.


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16.8 Duties

     Each of the Calculation Agent, the Note Registrar and the Paying Agents shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the Non-A$ Notes, the Coupons and the Talons and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the Non-A$ Notes, the Coupons or the Talons against any Paying Agents, the Note Registrar or the Calculation Agent. None of the Calculation Agent, the Note Registrar or the Paying Agents shall be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

17.  Changes in Paying Agents and Calculation Agent
--------------------------------------------------------------------------------

17.1 Removal

     The Trustee (or the Trust Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

     (a)  with the prior written approval of the Note Trustee appoint:

          (i)  additional or alternative Paying Agents; or

          (ii) an alternative Calculation Agent;

     (b) subject to this clause 17, terminate the appointment of any Paying Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Calculation Agent (if its appointment is to be terminated), the Principal Paying Agent and (if different) the Paying Agent whose appointment is to be terminated:

          (i) with effect immediately on that notice, if any of the following occurs in relation to the Paying Agent or Calculation Agent (as the case may be):

               (A) an Insolvency Event has occurred in relation to the Paying Agent or Calculation Agent;

               (B) the Paying Agent or Calculation Agent has ceased its business;

               (C) the Paying Agent or Calculation Agent fails to comply with any of its obligations under this agreement and, if capable of remedy, such failure is not remedied within five days after the earlier of (1) the Paying Agent or the Calculation Agent, as the case may be, having become aware or that failure and (2) the receipt by the Paying Agent or the Calculation Agent, as the case may be, of written notice with respect thereto from the Trustee or Trust Manager; or

          (ii) otherwise, with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed) with effect not less than 60 days' from that notice, which date shall be not less than 10 days before nor 10 days after any due date for payment of any Non-A$ Notes or Coupons.


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17.2 Resignation

     Subject to this clause 17, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the Trustee, the Trust Manager, each Designated Rating Agency and (where a Paying Agent is resigning and the Paying Agent is not the Principal Paying Agent) the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Non-A$ Notes or Coupons.

17.3 Limitation

     Despite clauses 17.1 and 17.2:

     (a) no resignation by or termination of the appointment of the Principal Paying Agent shall take effect until a new Principal Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

     (b) subject to clause 17.3(a), if any Paying Agent or the Calculation Agent resigns in accordance with clause 17.2, but by the day falling 15 days before the expiry of any notice under clause 17.2 the Trustee or the Trust Manager has not appointed a new Paying Agent or Calculation Agent then the relevant Paying Agent or Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

     (c) no appointment or termination of the appointment of any Paying Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Non-A$ Noteholders in accordance with the relevant Conditions.

     (d) the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which shall not, except in the case of an appointment under clause 17.1(a) or a termination under clause 17.1(b)(ii) or a resignation under clause 17.2, be at the cost of the Trustee or Trust Manager).

     (e) In addition, the Trustee at the direction of the Trust Manager shall forthwith appoint a Paying Agent in New York City and/or [London] (as the case may be) in the circumstances described in the relevant Condition 6(b) (if there is no such Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Trust Manager on behalf of the Trustee in accordance with the relevant Condition 12.

17.4 Delivery of amounts

     If the appointment of the Principal Paying Agent terminates, the Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Non-A$ Note or Coupon and shall


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     deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive Notes and Coupons or Talons) held by it pursuant to this agreement.

17.5 Successor Paying Agents

     (a) On the execution by the Trustee, the Trust Manager and any successor Paying Agent of an instrument effecting the appointment of that successor Paying Agent, that successor Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Paying Agent (or in the case of a successor Principal Paying Agent, as if originally named as Principal Paying Agent) in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Paying Agent is appointed.

     (b)  Any corporation:

          (i)  into which a Paying Agent is merged;

          (ii) with which a Paying Agent is consolidated;

          (iii) resulting from any merger or consolidation to which a Paying Agent is a party;

          (iv) to which a Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to a Paying Agent (or in the case of a successor Principal Paying Agent, to the Principal Paying Agent) shall be references to that corporation.

17.6 Successor to Calculation Agent

     (a) On the execution by the Trustee, the Trust Manager and any successor Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation Agent is appointed.

     (b)  Any corporation:

          (i)  into which the Calculation Agent is merged;

          (ii) with which the Calculation Agent is consolidated;


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          (iii) resulting from any merger or consolidation to which the
               Calculation Agent is a party;

          (iv) to which the Calculation Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to the Calculation Agent shall be references to that corporation.

17.7 Notice to Non-A$ Noteholders

     The Trust Manager on behalf of the Trustee shall, within 14 days of:

     (a) the termination of the appointment of any Paying Agent or the Calculation Agent;

     (b)  the appointment of a new Paying Agent or Calculation Agent; or

     (c)  the resignation of any Paying Agent or Calculation Agent,

     give to the Non-A$ Noteholders notice of the termination, appointment or resignation in accordance with the relevant Condition 12 (in the case of a termination under clause 17.1(b)(i) at the cost of the outgoing Paying Agent or the Calculation Agent, as the case may be).

17.8 Change in Paying Office or Specified Office

     (a) If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the Trust Manager, the Note Trustee and, in the case of a change in the Paying Office of a Paying Agent other than the Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect.

     (b) If the Calculation Agent proposes to change its Specified Office (which must be in New York City in relation to US$ Notes and [London] in relation to Class A3 Notes, or such other jurisdiction as the Calculation Agent, the Trustee and the Trust Manager agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Trust Manager and the Note Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

     (c) The Trust Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 17.1 on or prior to the date of that change) give to the Non-A$ Noteholders notice in accordance with the relevant Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be).


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18.  Fees and expenses
--------------------------------------------------------------------------------

     (a) The Trustee shall pay to the Principal Paying Agent during the period when any of the Non-A$ Notes remain outstanding the administration fee separately agreed by the Principal Paying Agent and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying Agent.

     (b) The Trustee shall pay to the Calculation Agent during the period when any of the Non-A$ Notes remain outstanding the fee separately agreed by the Calculation Agent, the Trust Manager and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation Agent.

     (c) The Trustee shall pay to the Note Registrar during the period when any of the Non-A$ Notes remain outstanding the fee separately agreed by the Note Registrar, the Trust Manager and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Note Registrar will not be the Note Registrar.

     (d) Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the Trust Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Note Registrar, Principal Paying Agent or any other Paying Agent in connection with this agreement.

     (e) The above fees, payments and expenses shall be paid in US dollars and the Trustee shall in addition pay any GST which may be applicable. The Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

19.  Waivers, remedies cumulative
--------------------------------------------------------------------------------

     (a) No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

     (b) The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.


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20.  Severability of provisions
--------------------------------------------------------------------------------

     Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

21.  Assignments
--------------------------------------------------------------------------------

     Subject to clauses 15.4(b), 17.5(b) and 17.6(b), no party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of any Non-A$ Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust Deed.

22.  Notices
--------------------------------------------------------------------------------

22.1 General

     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

     (a)  must be in writing;

     (b)  must be signed by an Authorised Signatory of the sender; and

     (c)  will be taken to be duly given or made:

          (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause
               22.2 or to any other address which it may have notified by the recipient to the sender under this clause 22;

          (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 22.2 or any other number notified by the recipient to the sender under this clause 22; and

          (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 22.2 or any other number notified by the recipient to the sender under this clause 22 (with the exception of the Trustee, which cannot receive any notices by telex), but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

          Any party may by notice to each party change its address, facsimile, telex or telephone number under this clause 22.1.

22.2 Details

     The address, facsimile and telex of each party at the date of this agreement are as follows:


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     The Trustee

     PERPETUAL TRUSTEES VICTORIA LIMITED
     Level 7
     9 Castlereagh Street
     Sydney NSW  2000
     Australia

     Tel: 61 2 9229 9000
     Fax: 61 2 9221 7870
     Attention: Manager - Securitisation

     The Trust Manager

     INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
     Level 28
     367 Collins Street
     Melbourne  VIC  3000
     Australia

     Tel: 61 3 9612 1111
     Fax: 61 3 9621 2368
     Attention: Chief Executive Officer

     The Servicer

     INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED
     Level 28
     367 Collins Street
     Melbourne  VIC  3000
     Australia

     Tel: 61 3 9612 1111
     Fax: 61 3 9621 2368
     Attention: Chief Executive Officer


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     The Note Trustee

     [THE BANK OF NEW YORK, NEW YORK BRANCH
     101 Barclay Street
     21W New York
     New York 10286
     United States

     Tel: +1 212 815 5347
     Telex: N/A
     Fax: +1 212 815 5915/5917
     Attention: Corporate Trust - Global Structured Finance]

     The Principal Paying Agent

     [THE BANK OF NEW YORK, NEW YORK BRANCH
     101 Barclay Street
     21W New York
     New York 10286
     United States

     Tel: +1 212 815 5347
     Telex: N/A
     Fax: +1 212 815 5915/5917
     Attention: Corporate Trust - Global Structured Finance]


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     The Note Registrar
     [THE BANK OF NEW YORK, NEW YORK BRANCH
     101 Barclay Street
     21W New York
     New York 10286
     United States

     Tel: +1 212 815 5347
     Telex: N/A
     Fax: +1 212 815 5915/5917
     Attention: Corporate Trust - Global Structured Finance]

22.3 Communication through Principal Paying Agent

     All communications relating to this agreement between the Trustee or the Trust Manager, the Note Registrar and the Calculation Agent and any of the Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal Paying Agent.

23.  Limited recourse
--------------------------------------------------------------------------------

23.1 General

     Clause 32 of the Master Trust Deed (as amended by the Series Notice) applies to the obligations and liabilities of the Trustee and the Trust Manager under this agreement, except that any reference to Trust refers to the Trust.

23.2 Liability of Trustee limited to its right to indemnity

     (a) The Trustee enters into the Transaction Documents and issues the Notes only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of the Trust arising under or in connection with the Transaction Documents or the Trust or in respect of the Notes is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Transaction Documents or the Trust.

     (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the Assets of the Trust), liquidator, administrator or similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee (except in relation to the Assets of the Trust).


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     (c)  The provisions of this clause 23.2 do not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or wilful default.

     (d) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 23.2 to the extent to which the act or omission was caused or contributed to by any failure by the Relevant Parties (other than a person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Relevant Parties (other than a person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the Trustee.

     (e) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 23.2, provided (in the case of any person selected and appointed by the Trustee) that the Trustee has exercised reasonable care in the selection of such persons.

     (f) In this clause 23.2, "Relevant Party" means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any Support Facility Provider.

23.3 Unrestricted remedies

     Nothing in clause 23.2 limits a Paying Agent or the Calculation Agent in:

     (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

     (b)  obtaining declaratory relief; or

     (c)  relation to its rights under the Security Trust Deed.

23.4 Restricted remedies

     Except as provided in clauses 23.3 and 23.2(c) neither any Paying Agent nor the Calculation Agent shall:

     (a) (judgment) obtain a judgment for the payment of money or damages by the Trustee;

     (b) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

     (c)  (winding up) apply for the winding up or dissolution of the Trustee;

     (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;


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Agency Agreement                                   [ALLENS ARTHUR ROBINSON LOGO]

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     (e)  (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

     (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

     (g) (administrator) appoint, or agree to the appointment, of any administrator to the Trustee,

     or take proceedings for any of the above and each Paying Agent and the Calculation Agent waives its rights to make those applications and take those proceedings.

24.  Counterparts
--------------------------------------------------------------------------------

     This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

25.  Governing law
--------------------------------------------------------------------------------

     This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

26.  Successor trustee
--------------------------------------------------------------------------------

     Each Paying Agent, the Calculation Agent and the Note Registrar shall do all things reasonably necessary to enable any successor Trustee appointed under clause 23 of the Master Trust Deed to become the Trustee under this agreement.

EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.


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Agency Agreement                                   [ALLENS ARTHUR ROBINSON LOGO]

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TRUSTEE

SIGNED on behalf of                  )
PERPETUAL TRUSTEES VICTORIA          )
LIMITED                              )
in the presence of:                  )


                                         ---------------------------------------
                                         Signature


--------------------------------------   ---------------------------------------
Signature                                Print name


--------------------------------------   ---------------------------------------
Print name                               Office held


TRUST MANAGER

SIGNED on behalf of                  )
INTERSTAR SECURITISATION             )
MANAGEMENT PTY LIMITED               )
in the presence of:                  )


                                          --------------------------------------
                                          Signature


--------------------------------------    --------------------------------------
Signature                                 Print name


--------------------------------------   ---------------------------------------
Print name                                Office held


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                                                                         Page 33

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Agency Agreement                                   [ALLENS ARTHUR ROBINSON LOGO]

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SERVICER

SIGNED on behalf of                  )
INTERSTAR SECURITIES (AUSTRALIA)     )
PTY LIMITED                          )
in the presence of:                  )


                                         ---------------------------------------
                                         Signature


--------------------------------------   ---------------------------------------
Signature                                Print name


--------------------------------------   ---------------------------------------
Print name                               Office held


NOTE TRUSTEE

SIGNED on behalf of                  )
[THE BANK OF NEW YORK, NEW YORK      )
BRANCH]                              )
in the presence of:                  )


                                         ---------------------------------------
                                         Signature


--------------------------------------   ---------------------------------------
Signature                                Print name


--------------------------------------   ---------------------------------------
Print name                               Office held


PRINCIPAL PAYING AGENT

SIGNED on behalf of                  )
[THE BANK OF NEW YORK, NEW YORK      )
BRANCH]                              )
in the presence of:                  )


                                         ---------------------------------------
                                         Signature


--------------------------------------   ---------------------------------------
Signature                                Print name


--------------------------------------   ---------------------------------------
Print name                               Office held


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                                                                         Page 34

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Agency Agreement                                   [ALLENS ARTHUR ROBINSON LOGO]

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CALCULATION AGENT

SIGNED on behalf of                  )
[THE BANK OF NEW YORK, NEW YORK      )
BRANCH]                              )
in the presence of:                  )


                                         ---------------------------------------
                                         Signature


--------------------------------------   ---------------------------------------
Signature                                Print name


--------------------------------------   ---------------------------------------
Print name                               Office held


NOTE REGISTRAR

SIGNED on behalf of                  )
[THE BANK OF NEW YORK, NEW YORK      )
BRANCH]
in the presence of:                  )


                                         ---------------------------------------
                                         Signature


--------------------------------------   ---------------------------------------
Signature                                Print name


--------------------------------------   ---------------------------------------
Print name                               Office held


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                                                                         Page 35